Household Finance Corporation
          Household Revolving Home Equity Loan
       Revolving Home Equity Loan Asset Backed
                  Certificates - Series 1996-1
P & S Agreement Date:              May 1, 1996
   Original Settlement Date:           May 23,
                                          1996
      Series Number of Class A-1 Certificates:
                                     441919AJ6
      Series Number of Class A-2 Certificates:
                                           N/A
                        Original Sale Balance:
                                  $819,278,000



Servicer Certificate (Page 1 of 3)

Distribution Date:                                      07/20/99

Investor Certificateholder Floating Allocation            93.43%
Percentage
Investor Certificateholder Fixed Allocation               97.37%
Percentage

Aggregate Amount of  Collections                   13,179,148.80
     Aggregate Amount of  Interest Collections      3,544,340.03
     Aggregate Amount of  Principal                 9,634,808.77
Collections

Class A Interest Collections                        3,311,589.54
Class A Principal Collections                       9,157,067.72
Seller Interest Collections                           232,750.49
Seller Principal Collections                          477,741.05

Weighted Average Loan Rate                                25.94%
Net Loan Rate                                             24.94%

Weighted Average Maximum Loan Rate                        18.59%

Class A-1 Certificate Rate                               0.2000%
Maximum Investor Certificate Rate                       24.9400%
Class A-1 Certificate Interest Distributed             45,433.09
Class A-1 Investor Certificate Interest                     0.00
Shortfall before Draw
Unpaid Class A-1 Certificate Interest                       0.00
Shortfall Received
Unpaid Class A-1 Certificate Interest                       0.00
Shortfall Remaining
Unpaid Class A-1 Carryover Interest Amount                  0.00









Maximum Principal Dist. Amount (MPDA)               9,380,941.19
Alternative Principal Dist. Amount (APDA)           9,157,067.72
Rapid Amortization Period? (Y=1, N=0)                       0.00
Scheduled Principal  Distribution Amount            9,157,067.72
(SPDA)

Principal  allocable to Class A-1                   9,157,067.72

SPDA deposited to Funding Account                           0.00
Subsequent Funding Mortgage Loans Purchased in              0.00
Period
Cumulative Subsequent Funding Mortgage Loans      100,781,997.58
Purchased


Accelerated Principal Distribution Amount                   0.00

APDA allocable to Class A-1                                 0.00


Reimbursement to Credit Enhancer                            0.00

Spread Trigger hit?                                           No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss         458,434.99
Amount


Cumulative Investor Liquidation Loss Amount           458,434.99

Total Principal allocable to A-1                    9,615,502.71


Beginning Class A-1 Certificate Principal         281,998,470.81
Balance

Ending Class A-1 Certificate Principal Balance    272,382,968.10




Pool Factor (PF)                                       0.3324671

Servicer Certificate (Page 2 of  3)

Distribution Date:                                      07/20/99

Retransfer Deposit Amount (non 2.07 transfers)              0.00
Servicing Fees Distributed                            238,499.91
Beg. Accrued and Unpaid Inv. Servicing Fees                 0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd               0.00
End. Accrued and Unpaid Inv. Servicing Fees                 0.00

Number of Mortgage Loans Retransferred                         0
pursuant to 2.07
Cumulative Number of Mortgage Loans                            0
Retransferred pursuant to 2.07
Mortgage Loans Retransferred pursuant to 2.07               0.00
($)
Cumulative Mortgage Loans Retransferred                     0.00
pursuant to 2.07 ($)

Aggregate Investor Liquidation Loss Amount            458,434.99
Investor Loss Reduction Amount                              0.00

Beginning Pool Balance                            306,315,062.02
Ending Pool Balance                               296,666,642.54
Beginning Invested Amount                         286,199,897.81
Ending Invested Amount                            276,584,395.10
Beginning Seller Principal Balance                 20,115,164.21
Ending Seller Principal Balance                    20,082,247.44
Additional Balances                                   477,741.05

Beginning Funding Account Balance                           0.00
Ending Funding Account Balance                              0.00
Ending Funding Account Balance % (before any               0.00%
purchase of Subsequent Loans or release to
Certs.)
Ending Funding Account Balance % (after                    0.00%
purchase of Subsequent Loans or release to
Certs.)
Principal Balance of Subsequent Funding Loans              $0.00
Purchased in Period
Principal Collections to purchase Additional               $0.00
Balances and/or paid to Cert.

Excess Funding Amount                                      $0.00









Beginning Spread Account Balance                    2,100,714.00
Ending Spread Account Balance                       2,100,714.00

Beginning Seller Interest                                  6.57%
Ending Seller's Interest                                   6.77%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance                                           625
   60 - 89 days (Del Stat 2)                       21,642,725.23
     No. of Accounts                                         157
     Trust Balance                                  5,833,760.08
   90+ (Del Stat 3+)
     No. of Accounts                                         386
     Trust Balance                                 13,433,056.06
   270+ (Del Stat 9+)
     No. of Accounts                                         204
     Trust Balance                                  7,659,813.11
   REO
     No. of Accounts                                         476
     Trust Balance                                  3,318,845.94

Rapid Amortization Event ?                                    No
   Failure to make payment within 5 Business                  No
Days of Required Date ?
   Failure to perform covenant relating to                    No
Trust's Security Interest ?
   Failure to perform other covenants as                      No
described in the Agreement ?
   Breach of Representation or Warranty ?                     No
   Bankruptcy, Insolvency or Receivership                     No
relating to Seller ?
   Subject to Investment Company Act of 1940                  No
Regulation ?
   Servicing Termination ?                                    No
   Aggregate of Credit Enhancement Draw                       No
Amounts exceed 1% of the Cut-off Balance and Pre-Funded Amount

Servicer Certificate (Page 3 of  3)

Distribution Date:                                      07/20/99

Event of Default ?                                            No
   Failure by Servicer to make payment within                 No
5 Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                    No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other                       No
covenants as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                     No
relating to Master Servicer ?
   Trigger Event ?                                            No

Policy Fee Distributed to Credit Enhancer                    N/A
(Paid directly from HFC)
Premium Distributed to Credit Enhancer                      0.00
Amount Distributed to Seller                          710,491.54
Master Servicer Credit Facility Amount                      0.00
Guaranteed Principal Distribution Amount                    0.00
Credit Enhancement Draw Amount                              0.00
Spread Account Draw Amount                                  0.00
Capitalized Interest Account Draw                           0.00
Amount re-imbursed to Credit Enhancer                       0.00
(5.01(a)(vi))
Amount paid to Trustee                                      0.00
Cumulative Draw under Policy                                0.00
Net Yield                                                 10.77%


Total  Available Funds
     Aggregate Amount of Collections               13,179,148.80
     Deposit for principal not used to                      0.00
purchase subsequent loans
     Interest Earnings on the Pre-Funding                   0.00
Account
     Deposit from Capitalized Interest Account              0.00
     Total                                         13,179,148.80


Application of Available Funds
     Servicing Fee                                    238,499.91
     Prinicpal and Interest to Class A-1            9,660,935.80

     Seller's portion of Principal and                710,491.54
Interest
     Funds deposited into Funding Account                   0.00
(Net)
     Funds deposited into Spread  Account                   0.00
     Excess funds released to Seller                2,569,221.55
     Total                                         13,179,148.80



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and
Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                      07/20/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
(PER $1000)

Class A Certificateholder Floating Allocation           93.4332%
Percentage
Class A Certificateholder Fixed Allocation              97.3651%
Percentage

Beginning Class A-1 Certificate Balance           281,998,470.81


Class A-1 Certificate Rate                             0.200000%

Class A-1 Certificate Interest Distributed              0.055455

Class A-1 Certificate Interest Shortfall                0.000000
Distributed

Remaining Unpaid Class A-1 Certificate                  0.000000
Interest Shortfall


Rapid Amortization Event ?                                    No
Class A-1 Certificate Principal Distributed            11.736557

   Maximum Principal Distribution Amount               11.450254
   Scheduled Principal  Distribution Amount            11.176997
(SPDA)
   Accelerated Principal Distribution Amount            0.000000
   Aggregate Investor Liquidation Loss Amount           0.559560
Distributed

Total Amount Distributed to Certificateholders         11.232452

Principal Collections deposited into Funding                0.00
Account
Ending Funding Account Balance                              0.00

Ending Class A-1 Certificate Balance              272,382,968.10


Class A-1 Factor                                       0.3324671

Pool Factor (PF)                                       0.3324671

Unreimbursed Liquidation Loss Amount                          $0
Accrued Interest on Unreimbursed Liquidation                  $0
Loss Amount
Accrued & Unpaid Interest on Unreimbursed                     $0
Liquidation Loss Amount

Class A Servicing Fee                                 238,499.91

Beginning Invested Amount                         286,199,897.81
Ending Invested Amount                            276,584,395.10
Beginning Pool Balance                            306,315,062.02
Ending Pool Balance                               296,666,642.54

Spread Account Draw Amount                                  0.00
Credit Enhancement Draw Amount                              0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                      07/20/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                         625
     Trust Balance                                 21,642,725.23

   60 - 89 days (Del Stat 2)
     No. of Accounts                                         157
     Trust Balance                                  5,833,760.08

   90+ (Del Stat 3+)
     No. of Accounts                                         386
     Trust Balance                                 13,433,056.06

   REO
     No. of Accounts                                         476
     Trust Balance                                  3,318,845.94

Aggregate Liquidation Loss Amount for                 328,283.40
Liquidated Loans

Class A-1 Certificate Rate for Next                To be updated
Distribution Date


Amount of any Draws on the Policy                           0.00

Subsequent Mortgage Loans
     No. of Accounts                                        0.00
     Trust Balance                                          0.00
     Cumulative No. of Accounts                         3,249.00
     Cumulative Trust Balance                     100,781,997.58

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred                     0
pursuant to 2.07
    Cumulative Number of Mortgage Loans                        0
Retransferred pursuant to 2.07
    Mortgage Loans Retransferred pursuant to                0.00
2.07 ($)
    Cumulative Mortgage Loans Retransferred                 0.00
pursuant to 2.07 ($)